UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11,007

HEALTHCARE BUSINESS SERVICES GROUPS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50014	88-0478644
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1105 Terminal Way, Suite 202, Reno, NV 89502

(Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code: (775) 348-5735

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01  Other Events.

The Registrant held a meeting on July 6 2007, at which Chandana Basu, voting solely her 28,750,000 shares of the Registrant’s common stock, approved or ratified the following:

•

The resignation of Narinder Grewal , MD and discharge of Bharti Shah, MD as Directors;

•

The election of Arjinder Paul. Singh Sekhon, MD, and Abhijit Bhattacharya as Directors;

•

The closure of billing and collection office located in Upland California as of June 30, 2007. The sale of medical billing collection area of the Registrant including liabilities.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Business Services Groups, Inc.

By: /s/ Chandana Basu

       Chandana Basu

       Chief Executive Office

Dated:  July 11, 2007

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